Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Report”) of Muzinich Corporate Lending Income Fund, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Cheryl Rivkin, the Chief Executive Officer (Principal Executive Officer) of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Cheryl Rivkin
Name:	Cheryl Rivkin
Date:	November 12, 2026